UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2026

AVIDBANK HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

California	001-42792	26-1731009
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1732 North First Street, 6th Floor San Jose, CA	95112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 200-7390

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value per share	AVBH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 19, 2026, Avidbank Holdings, Inc. (the “Company”) held the Company’s 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”). As of March 27, 2026, the record date for the 2026 Annual Meeting, there were 10,955,167 shares of common stock, no par value per share (the “Common Stock”), outstanding and entitled to vote at the 2026 Annual Meeting. A total of 8,713,597 shares of Common Stock entitled to vote at the 2026 Annual Meeting were present in person or by proxy, which constituted a quorum for the 2026 Annual Meeting pursuant to the Company’s Third Amended and Restated Bylaws.

A description of each matter voted upon at the 2026 Annual Meeting is described in detail in the Company’s proxy statement, filed with the Securities and Exchange Commission on April 7, 2026. The final votes on the proposals presented at the 2026 Annual Meeting are set forth below.

Proposal 1: Election of Directors

Each of the ten (10) director nominees was elected to serve until the Company’s 2027 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified or until their earlier resignation or removal. The results were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Mark D. Mordell	8,139,835	2,454	571,308
Kristofer W. Biorn	7,902,395	239,894	571,308
James F. Deutsch	8,141,072	1,217	571,308
Diane J. Flynn	8,137,621	4,668	571,308
Keith F. Jensen	8,140,938	1,351	571,308
Linda R. Morris	8,140,880	1,409	571,308
Bryan C. Polster	8,138,566	3,723	571,308
Michael F. Rosinus	8,137,508	4,781	571,308
Robert H. Scott	8,140,571	1,718	571,308
Marc J. Verissimo	8,137,621	4,668	571,308

Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
8,693,714	19,883	—	N/A

No other matters were submitted for shareholder action at the 2026 Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2026	AVIDBANK HOLDINGS, INC.

	By:	/s/ Victor DeMarco
	Name:	Victor DeMarco
	Title:	Executive Vice President, Chief Legal Officer and Head of Advisory Services